EXHIBIT 99

POOL 1 LOAN STATISTICS

      As of the Cut-Off Date, the portion of the Pool 1 Loans that have been identified had the following approximate characteristics:

                                  POOL 1 LOANS

Number of Pool 1 Loans..................................  3,259

Principal Balance
  Aggregate.............................................  $325,807,845
  Average...............................................  $99,972
  Range.................................................  $11,948 to $290,465

Current Loan Rate
  Weighted Average......................................  10.006%
  Range.................................................  7.200% to 14.000%

Current Loan Rate (fixed-rate loans)
  Weighted Average......................................  10.091%
  Range.................................................  7.750% to 13.900%

Current Loan Rate (adjustable-rate loans)
  Weighted Average......................................  9.998%
  Range.................................................  7.200% to 14.000%

Gross Margin (adjustable-rate loans)
  Weighted Average......................................  6.229%
  Range.................................................  3.750% to 10.000%

Lifetime Caps (adjustable-rate loans)
  Weighted Average......................................  16.923%
  Range.................................................  13.500% to 21.000%

Lifetime Floors (adjustable-rate loans)
  Weighted Average......................................  9.989%
  Range.................................................  7.200% to 14.000%

Months to Next Change Date (adjustable-rate loans)
  Weighted Average......................................  27 months
  Range.................................................  0 months to 60 months

Remaining Term to Maturity (months)
  Weighted Average......................................  353 months
  Range.................................................  115 months to 360 months

Seasoning (months)
  Weighted Average......................................  5 months
  Range.................................................  0 months to 24 months

Loan-to-Value Ratio
  Weighted Average......................................  78.500%
  Range.................................................  14.370% to 90.000%


      As of the Cut-Off Date, all of the Pool 1 Loans had original stated maturities of not more than 30 years, and no Pool 1 Loan was scheduled to mature later than December 1, 2029.

      As of the Cut-Off Date, all of the Pool 1 Loans were secured by mortgaged properties located in 46 states and the District of Columbia.

      The following tables are based on statistical characteristics as of the Cut-Off Date. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        POOL 1 - GEOGRAPHIC DISTRIBUTION

                                                                        % OF
                                              NUMBER     AGGREGATE    AGGREGATE
                                               OF        PRINCIPAL    PRINCIPAL
JURISDICTION                                  LOANS       BALANCE      BALANCE
------------                                  ------   ------------   ---------
California................................     737    $ 97,577,555      29.95%
Florida...................................     302      25,133,720       7.71
Illinois..................................     256      23,507,203       7.22
Washington................................     195      22,565,464       6.93
New York..................................     145      14,929,251       4.58
New Jersey................................     121      13,037,066       4.00
Michigan..................................     179      11,964,220       3.67
Utah......................................     111      11,780,086       3.62
Ohio......................................     142       9,968,487       3.06
Oregon....................................      86       8,996,719       2.76
Arizona...................................      96       8,546,215       2.62
Colorado..................................      78       8,464,933       2.60
Massachusetts.............................      64       8,364,048       2.57
Nevada....................................      50       5,603,746       1.72
Missouri..................................      85       5,593,709       1.72
Indiana...................................      72       4,939,164       1.52
Pennsylvania..............................      69       4,231,397       1.30
Idaho.....................................      48       4,007,793       1.23
North Carolina............................      43       3,989,930       1.22
Georgia...................................      40       3,564,673       1.09
Wisconsin.................................      50       3,471,399       1.07
Kansas....................................      31       2,458,391       0.75
Texas.....................................      27       2,368,990       0.73
Connecticut...............................      26       2,285,109       0.70
Minnesota.................................      27       2,196,626       0.67
Oklahoma..................................      21       1,766,103       0.54
South Carolina............................      19       1,751,641       0.54
New Mexico................................      19       1,729,226       0.53
New Hampshire.............................      16       1,667,285       0.51
Maryland..................................      14       1,561,859       0.48
Tennessee.................................      18       1,465,321       0.45
Montana...................................      14       1,134,024       0.35
Alaska....................................       9       1,070,838       0.33
Rhode Island..............................       9         823,939       0.25
Maine.....................................       6         576,432       0.18
Kentucky..................................       7         492,762       0.15
Virginia..................................       5         479,513       0.15
Delaware..................................       3         356,656       0.11
Hawaii....................................       2         256,908       0.08
Mississippi...............................       2         186,620       0.06
Arkansas..................................       3         181,890       0.06
Vermont...................................       2         177,624       0.05
District of Columbia......................       2         173,418       0.05
West Virginia.............................       3         164,469       0.05
Louisiana.................................       3         114,508       0.04
Nebraska..................................       1          68,607       0.02
Iowa......................................       1          62,306       0.02
                                             -----    ------------     -------
   Total..................................   3,259    $325,807,845     100.00%
                                             =====    ============     =======

                           POOL 1 - PRINCIPAL BALANCES

                                                                        % OF
                                              NUMBER     AGGREGATE    AGGREGATE
                                               OF        PRINCIPAL    PRINCIPAL
RANGE OF PRINCIPAL BALANCES                   LOANS       BALANCE      BALANCE
----------------------------                  ------    -----------   ---------
$10,000.01-$15,000.00.....................       2     $    26,907       0.01%
$15,000.01-$20,000.00.....................       8         159,525       0.05
$20,000.01-$30,000.00.....................      73       1,986,709       0.61
$30,000.01-$40,000.00.....................     193       6,838,323       2.10
$40,000.01-$50,000.00.....................     251      11,486,131       3.53
$50,000.01-$100,000.00....................   1,322      97,395,891      29.89
$100,000.01-$250,000.00...................   1,404     206,269,060      63.31
$250,000.01-$500,000.00...................       6       1,645,299       0.50
                                             -----     -----------     -------
   Total..................................   3,259    $325,807,845     100.00%
                                            ======    ============     =======

      As of the Cut-Off Date, the average principal balance of the Pool 1 Loans was approximately $99,972.

                           POOL 1 - CURRENT LOAN RATES

                                                                        % OF
                                              NUMBER     AGGREGATE    AGGREGATE
                                               OF        PRINCIPAL    PRINCIPAL
RANGE OF LOAN RATES                           LOANS       BALANCE      BALANCE
-------------------                           ------    -----------   ---------
  7.001% - 8.000%.........................       55   $  7,482,634       2.30%
  8.001% - 9.000%.........................      532     64,113,628      19.68
  9.001% -10.000%.........................    1,125    117,824,597      36.16
 10.001% -11.000%.........................      944     87,627,274      26.90
 11.001% -12.000%.........................      433     37,049,496      11.37
 12.001% -13.000%.........................      139      9,896,497       3.04
 13.001% -14.000%.........................       31      1,813,718       0.56
                                              -----      ---------     ------
   Total..................................    3,259   $325,807,845     100.00%
                                              =====   ============     =======

      As of the Cut-Off Date, the weighted average loan interest rate of the Pool 1 Loans was approximately 10.006% per annum.

                POOL 1 - CURRENT LOAN RATES - FIXED-RATE LOANS

                                                                        % OF
                                                                      AGGREGATE
                                                                      PRINCIPAL
                                              NUMBER     AGGREGATE   BALANCE OF
                                                OF       PRINCIPAL    FIXED-RATE
RANGE OF LOAN RATES                           LOANS       BALANCE       LOANS
-------------------                           ------    -----------  -----------
  7.001% -.8.000%.........................        2    $   353,131       1.21%
  8.001% -.9.000%.........................       53      5,672,289      19.40
  9.001% -10.000%.........................      125     11,598,216      39.67
 10.001% -11.000%.........................       88      6,473,681      22.14
 11.001% -12.000%.........................       52      3,271,409      11.19
 12.001% -13.000%.........................       29      1,330,781       4.55
 13.001% -14.000%.........................       13        535,491       1.83
                                               ----     ----------     -------
   Total..................................      362    $29,234,997     100.00%
                                               ====    ============    =======


      As of the Cut-Off Date, the weighted average loan interest rate of the fixed-rate Pool 1 Loans was approximately 10.091% per annum.


             POOL 1 - CURRENT LOAN RATES - ADJUSTABLE-RATE LOANS

                                                                        % OF
                                                                      AGGREGATE
                                                                      PRINCIPAL
                                             NUMBER    AGGREGATE     BALANCE OF
                                               OF      PRINCIPAL   ADJUSTABLE-RATE
RANGE OF LOAN RATES                          LOANS      BALANCE         LOANS
-------------------                          ------    ---------   ---------------
  7.001% -.8.000%.........................       53   $  7,129,502       2.40%
  8.001% -.9.000%.........................      479     58,441,339      19.71
  9.001% -10.000%.........................    1,000    106,226,381      35.82
 10.001% -11.000%.........................      856     81,153,593      27.36
 11.001% -12.000%.........................      381     33,778,087      11.39
 12.001% -13.000%.........................      110      8,565,716       2.89
 13.001% -14.000%.........................       18      1,278,227       0.43
                                              -----   ------------     -------
   Total..................................    2,897   $296,572,847     100.00%
                                              =====   ============     =======

      As of the Cut-Off Date, the weighted average loan interest rate of the adjustable-rate Pool 1 Loans was approximately 9.998% per annum.

        POOL 1 - DISTRIBUTION OF GROSS MARGINS - ADJUSTABLE RATE LOANS

                                                                           % OF
                                                                         AGGREGATE
                                                                         PRINCIPAL
                                                NUMBER    AGGREGATE     BALANCE OF
                                                  OF      PRINCIPAL   ADJUSTABLE-RATE
RANGE OF GROSS MARGINS                          LOANS      BALANCE         LOANS
----------------------                          ------    ---------   ---------------
 3.501% -.3.750%..........................        1       $   48,335       0.02%
 3.751% -.4.000%..........................        1           55,428       0.02
 4.251% -.4.500%..........................        3          336,736       0.11
 4.501% -.4.750%..........................        6          603,849       0.20
 4.751% -.5.000%..........................       17        1,984,058       0.67
 5.001% -.5.250%..........................       29        2,876,861       0.97
 5.251% -.5.500%..........................      217       24,656,789       8.31
 5.501% -.5.750%..........................      139       15,174,259       5.12
 5.751% -.6.000%..........................      802       85,713,828      28.90
 6.001% -.6.250%..........................      708       72,747,903      24.53
 6.251% -.6.500%..........................      220       23,421,209       7.90
 6.501% -.6.750%..........................      338       33,832,535      11.41
 6.751% -.7.000%..........................       89        8,197,378       2.76
 7.001% -.7.250%..........................      154       12,977,203       4.38
 7.251% -.7.500%..........................       53        4,266,755       1.44
 7.501% -.7.750%..........................       50        3,956,997       1.33
 7.751% -.8.000%..........................       33        2,845,091       0.96
 8.001% -.8.250%..........................       13        1,314,396       0.44
 8.251% -.8.500%..........................       11          535,374       0.18
 8.501% -.8.750%..........................        6          506,486       0.17
 8.751% -.9.000%..........................        3          246,629       0.08
 9.001% -.9.250%..........................        2          196,801       0.07
 9.251% -.9.500%..........................        1           42,192       0.01
 9.751% -10.000%..........................        1           35,756       0.01
                                              -----        ---------     -------
   Total..................................    2,897     $296,572,847     100.00%
                                              =====     ============     =======

      As of the Cut-Off Date, the weighted average Gross Margin of the adjustable-rate Pool 1 Loans was approximately 6.229% per annum.

        POOL 1 - DISTRIBUTION OF LIFETIME CAPS - ADJUSTABLE RATE LOANS

                                                                           % OF
                                                                         AGGREGATE
                                                                         PRINCIPAL
                                               NUMBER     AGGREGATE     BALANCE OF
                                                 OF       PRINCIPAL   ADJUSTABLE-RATE
RANGE OF LIFETIME CAPS                         LOANS       BALANCE         LOANS
----------------------                         ------     ---------   ---------------
13.001%-14.000%...........................        8     $    955,875        0.32%
14.001%-15.000%...........................       79       10,520,543        3.55
15.001%-16.000%...........................      512       61,231,893       20.65
16.001%-17.000%...........................    1,002      105,178,263       35.46
17.001%-18.000%...........................      807       76,603,510       25.83
18.001%-19.000%...........................      368       32,744,859       11.04
19.001%-20.000%...........................      106        8,231,826        2.78
20.001%-21.000%...........................       15        1,106,078        0.37
                                              -----        ---------      -------
   Total..................................    2,897     $296,572,847      100.00%
                                              =====     ============      =======

      As of the Cut-Off Date, the weighted average Lifetime Cap on the adjustable-rate Pool 1 Loans was approximately 16.923% per annum.


       POOL 1 - DISTRIBUTION OF LIFETIME FLOORS - ADJUSTABLE-RATE LOANS

                                                                           % OF
                                                                         AGGREGATE
                                                                         PRINCIPAL
                                              NUMBER      AGGREGATE     BALANCE OF
                                                OF        PRINCIPAL   ADJUSTABLE-RATE
RANGE OF LIFETIME FLOORS                      LOANS        BALANCE         LOANS
------------------------                      ------      ---------   ---------------
  7.001%-.8.000%..........................       55       $7,302,967       2.46%
  8.001%-.9.000%..........................      486       59,435,147      20.04
  9.001%-10.000%..........................    1,000      106,070,758      35.77
 10.001%-11.000%..........................      850       80,277,837      27.07
 11.001%-12.000%..........................      379       33,707,459      11.37
 12.001%-13.000%..........................      109        8,500,451       2.87
 13.001%-14.000%..........................       18        1,278,227       0.43
                                              -----        ---------       ----
   Total..................................    2,897      $296,572,847    100.00%
                                              =====      ============    =======

      As of the Cut-Off Date, the weighted average Lifetime Floor of the adjustable-rate Pool 1 Loans was approximately 9.989% per annum.

          POOL 1 - MONTH OF NEXT CHANGE DATE - ADJUSTABLE-RATE LOANS

                                                                            % OF
                                                                          AGGREGATE
                                                                          PRINCIPAL
                                               NUMBER      AGGREGATE      BALANCE OF
                                                 OF        PRINCIPAL   ADJUSTABLE-RATE
MONTH OF NEXT CHANGE DATE                      LOANS        BALANCE         LOANS
-------------------------                      ------      ---------   ---------------
December, 1999............................        7     $    513,465         0.17%
January, 2000.............................       17        1,493,939         0.50
February, 2000............................        9          935,828         0.32
March, 2000...............................        2          428,218         0.14
April, 2000...............................        8          691,886         0.23
May, 2000.................................        9          937,386         0.32
June, 2000................................        4          386,134         0.13
July, 2000................................        7          350,983         0.12
August, 2000..............................       10          728,381         0.25
September, 2000...........................       18        1,953,071         0.66
October, 2000.............................       73        7,391,560         2.49
November, 2000............................      122       12,495,519         4.21
December, 2000............................       52        5,240,813         1.77
January, 2001.............................       20        2,028,897         0.68
February, 2001............................       50        5,170,917         1.74
March, 2001...............................       44        4,349,424         1.47
April, 2001...............................       27        2,727,723         0.92
May, 2001.................................       24        2,324,963         0.78
June, 2001................................       63        6,755,445         2.28
July, 2001................................      342       36,988,371        12.47
August, 2001..............................      305       31,591,434        10.65
September, 2001...........................       79        7,819,126         2.64
October, 2001.............................       68        6,941,158         2.34
November, 2001............................      169       16,823,722         5.67
December, 2001............................       77        7,723,362         2.60
January, 2002.............................        4          461,801         0.16
February, 2002............................        5          330,415         0.11
March, 2002...............................       16        1,573,756         0.53
April, 2002...............................       21        2,541,668         0.86
May, 2002.................................       80        8,215,209         2.77
June, 2002................................       30        2,949,761         0.99
July, 2002................................      237       23,962,360         8.08
August, 2002..............................      206       20,280,980         6.84
September, 2002...........................       63        6,401,624         2.16
October, 2002.............................       66        7,141,799         2.41
November, 2002............................      184       19,890,024         6.71
December, 2002............................       75        6,993,486         2.36
June, 2003................................        1           63,393         0.02
December, 2003............................        1          138,681         0.05
May, 2004.................................        1          179,458         0.06
June, 2004................................       12        1,190,459         0.40
July, 2004................................      131       13,503,647         4.55
August, 2004..............................       93       10,179,630         3.43
September, 2004...........................       25        2,123,322         0.72
October, 2004.............................        9          711,824         0.24
November, 2004............................       19        1,980,526         0.67
December, 2004............................       12          967,300         0.33
                                              -----     ------------       ------
   Total..................................    2,897     $296,572,847       100.00%
                                              =====     ============       =======

      As of the Cut-Off Date, the weighted average month of next interest rate change date of the adjustable-rate Pool 1 Loans was approximately February 1, 2002.

                          POOL 1 - LOAN-TO-VALUE RATIOS

                                                                        % OF
                                             NUMBER      AGGREGATE    AGGREGATE
                                              OF         PRINCIPAL    PRINCIPAL
RANGE OF LOAN-TO-VALUE RATIO                 LOANS        BALANCE      BALANCE
----------------------------                 ------     -----------   ---------
10.001%-15.000%...........................        1    $    24,941       0.01%
15.001%-20.000%...........................        3        114,547       0.04
20.001%-25.000%...........................        7        325,696       0.10
25.001%-30.000%...........................        8        487,209       0.15
30.001%-35.000%...........................       12        659,397       0.20
35.001%-40.000%...........................       16        690,063       0.21
40.001%-45.000%...........................       19      1,117,314       0.34
45.001%-50.000%...........................       43      2,895,015       0.89
50.001%-55.000%...........................       38      2,673,360       0.82
55.001%-60.000%...........................      107      8,209,188       2.52
60.001%-65.000%...........................      168     13,912,086       4.27
65.001%-70.000%...........................      326     29,040,632       8.91
70.001%-75.000%...........................      485     49,361,360      15.15
75.001%-80.000%...........................    1,079    106,090,487      32.56
80.001%-85.000%...........................      426     47,926,625      14.71
85.001%-90.000%...........................      521     62,279,924      19.12
                                             ------   ------------     -------
   Total..................................    3,259   $325,807,845     100.00%
                                             ======   ============     =======

      As of the Cut-Off Date, the weighted average Loan-to-Value Ratio of the Pool 1 Loans was approximately 78.50%.



                            POOL 1 - OCCUPANCY STATUS

                                                                       % OF
                                             NUMBER    AGGREGATE     AGGREGATE
                                              OF       PRINCIPAL     PRINCIPAL
OCCUPANCY                                    LOANS      BALANCE       BALANCE
---------                                    ------    ---------     ---------
Owner Occupied............................   2,935   $302,139,812      92.74%
Non-Owner Occupied........................     324     23,668,032       7.26
                                             -----   ------------     -------
   Total..................................   3,259   $325,807,845     100.00%
                                             =====   ============     =======


                        POOL 1 - MORTGAGED PROPERTY TYPES

                                                                       % OF
                                             NUMBER    AGGREGATE     AGGREGATE
                                              OF       PRINCIPAL     PRINCIPAL
PROPERTY TYPE                                LOANS      BALANCE       BALANCE
-------------                                ------    ---------     ---------
Single Family.............................   2,876   $289,180,642      88.76%
Two Family................................     181     17,738,231       5.44
Condominium...............................     112      9,373,947       2.88
Four Family...............................      28      3,470,165       1.07
Three Family..............................      24      3,297,938       1.01
Manufactured Housing......................      38      2,746,921       0.84
                                             -----   ------------     -------
   Total..................................   3,259   $325,807,845     100.00%
                                             =====   ============     =======

                        POOL 1 - MONTHS SINCE ORIGINATION

                                                                         % OF
                                               NUMBER      AGGREGATE   AGGREGATE
                                                OF         PRINCIPAL   PRINCIPAL
RANGE OF LOAN AGE (IN MONTHS)                  LOANS        BALANCE     BALANCE
-----------------------------                  ------      ---------   ---------
0.........................................      179     $ 16,992,093     5.22%
1.........................................      409       41,271,975    12.67
2.........................................      154       15,636,886     4.80
3.........................................      194       17,957,379     5.51
4.........................................      709       71,104,938    21.82
5.........................................      830       84,548,372    25.95
6.........................................      113       11,400,868     3.50
7.........................................      106       10,851,117     3.33
8 or more.................................      565       56,044,216    17.20
                                              -----       ----------   -------
   Total..................................    3,259     $325,807,845   100.00%
                                              =====     ============   =======

      As of the Cut-Off Date, the weighted average number of months since origination of the Pool 1 Loans was approximately 5 months.



                      POOL 1 - REMAINING TERMS TO MATURITY

                                                                       % OF
                                             NUMBER    AGGREGATE     AGGREGATE
RANGE OF REMAINING TERMS TO                    OF      PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                         LOANS      BALANCE       BALANCE
--------------------                         -----     ---------     ---------
Up to 352.................................    614    $ 59,261,187      18.19%
353.......................................    101      10,423,824       3.20
354.......................................    113      11,400,868       3.50
355.......................................    816      83,635,914      25.67
356.......................................    698      70,371,939      21.60
357.......................................    191      17,791,618       5.46
358.......................................    149      15,324,529       4.70
359.......................................    401      40,823,371      12.53
360.......................................    176      16,774,593       5.15
------------------------------------------  -----    ------------     -------
   Total..................................  3,259    $325,807,845     100.00%
                                            =====    ============     =======

      As of the Cut-Off Date, the weighted average remaining term to maturity of the Pool 1 Loans was approximately 353 months.


                 POOL 1 - TRANSFEROR ASSIGNED RISK CATEGORIES

                                                                       % OF
                                              NUMBER     AGGREGATE   AGGREGATE
TRANSFEROR ASSIGNED RISK                       OF        PRINCIPAL   PRINCIPAL
CATEGORIES                                    LOANS       BALANCE     BALANCE
----------                                    -----      ---------   ---------
Loan Class A..............................      454   $ 46,615,873     14.31%
Loan Class A-.............................    1,130    127,353,662     39.09
Loan Class B..............................      899     86,816,515     26.65
Loan Class C..............................      621     53,168,331     16.32
Loan Class C-.............................       94      7,148,868      2.19
Loan Class D..............................       61      4,704,596      1.44
                                              -----      ---------    -------
   Total..................................    3,259   $325,807,845    100.00%
                                              =====   ============    =======

                             POOL 2 LOAN STATISTICS

      As of the Cut-Off Date, the portion of the Pool 2 Loans that have been identified had the following approximate characteristics:

                                  POOL 2 LOANS

Number of Pool 2 Loans................................  1,201

Principal Balance
  Aggregate...........................................  $160,202,572
  Average.............................................  $133,391
  Range...............................................  $19,224 to $499,104

Current Loan Rate
  Weighted Average....................................  9.894%
  Range...............................................  7.500% to 14.240%

Current Loan Rate (fixed-rate loans)
  Weighted Average....................................  10.244%
  Range...............................................  7.990% to 14.240%

Current Loan Rate (adjustable-rate loans)
  Weighted Average....................................  9.867%
  Range...............................................  7.500% to 13.400%

Gross Margin (adjustable-rate loans)
  Weighted Average....................................  6.201%
  Range...............................................  4.250% to 9.000%

Lifetime Caps (adjustable-rate loans)
  Weighted Average....................................  16.800%
  Range...............................................  13.900% to 20.250%

Lifetime Floors (adjustable-rate loans)
  Weighted Average....................................  9.856%
  Range...............................................  7.500% to 13.400%

Months to Next Change Date (adjustable-rate loans)
  Weighted Average....................................  26 months
  Range...............................................  0 months to 60 months

Remaining Term to Maturity (months)
  Weighted Average....................................  354 months
  Range...............................................  167 months to 360 months

Seasoning (months)
  Weighted Average....................................  5 months
  Range...............................................  0 months to 19 months

Loan-to-Value Ratio
  Weighted Average....................................  78.69%
  Range...............................................  23.13% to 90.00%


      As of the Cut-Off Date, all of the Pool 2 Loans had original stated maturities of not more than 30 years, and no Pool 2 Loan was scheduled to mature later than December 1, 2029.

      As of the Cut-Off Date, all of the Pool 2 Loans were secured by mortgaged properties located in 42 states.

      The following tables are based on statistical characteristics, as of the Cut-Off Date, with respect to the portion of the Pool 2 Loans that have been identified. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        POOL 2 - GEOGRAPHIC DISTRIBUTION

                                                                         % OF
                                               NUMBER    AGGREGATE     AGGREGATE
                                                OF       PRINCIPAL     PRINCIPAL
JURISDICTION                                   LOANS      BALANCE       BALANCE
------------                                   ------    ---------     ---------
California................................      331    $62,832,871        39.22%
Illinois..................................      113     13,526,904         8.44
Florida...................................       99      9,592,590         5.99
Washington................................       70      9,349,517         5.84
New Jersey................................       57      8,712,710         5.44
Utah......................................       43      6,110,805         3.81
Michigan..................................       58      5,376,680         3.36
New York..................................       47      4,984,407         3.11
Arizona...................................       30      3,523,162         2.20
Oregon....................................       30      3,449,023         2.15
Massachusetts.............................       26      3,043,596         1.90
Ohio......................................       41      3,013,822         1.88
Nevada....................................       21      2,871,695         1.79
Colorado..................................       29      2,755,109         1.72
Connecticut...............................       15      2,111,336         1.32
Georgia...................................        9      1,979,571         1.24
North Carolina............................       14      1,418,100         0.89
Minnesota.................................       10      1,366,256         0.85
Kansas....................................       10      1,350,143         0.84
Pennsylvania..............................       20      1,319,270         0.82
Indiana...................................       16      1,306,985         0.82
Idaho.....................................       17      1,304,820         0.81
Missouri..................................       21      1,295,560         0.81
Hawaii....................................        7      1,181,784         0.74
Wisconsin.................................       11      1,112,361         0.69
Maryland..................................        6        875,852         0.55
Montana...................................        5        655,427         0.41
New Mexico................................        6        612,294         0.38
New Hampshire.............................        6        468,389         0.29
Texas.....................................        8        445,923         0.28
Virginia..................................        2        433,453         0.27
Oklahoma..................................        3        344,680         0.22
South Carolina............................        4        327,893         0.20
Alaska....................................        2        215,599         0.13
Kentucky..................................        4        214,383         0.13
Vermont...................................        2        170,730         0.11
Arkansas..................................        2        128,430         0.08
Louisiana.................................        1        113,770         0.07
Tennessee.................................        2        107,779         0.07
Delaware..................................        1         93,795         0.06
Rhode Island..............................        1         65,250         0.04
Maine.....................................        1         39,848         0.02
                                             ------   ------------       -------
   Total..................................    1,201   $160,202,572       100.00%
                                             ======   ============       =======



                           POOL 2 - PRINCIPAL BALANCES


                                                                         % OF
                                               NUMBER    AGGREGATE     AGGREGATE
                                                OF       PRINCIPAL     PRINCIPAL
RANGE OF PRINCIPAL BALANCES                    LOANS      BALANCE       BALANCE
---------------------------                    ------  ------------    ---------
$   15,000.01 - $ 20,000.00..............        3     $     58,918      0.04%
$   20,000.01 - $ 30,000.00..............       18          494,853      0.31
$   30,000.01 - $ 40,000.00..............       58        2,038,406      1.27
$   40,000.01 - $ 50,000.00..............       70        3,170,861      1.98
$   50,000.01 - $100,000.00..............      420       31,205,538     19.48
$  100,000.01 - $250,000.00..............      479       74,854,761     46.73
$  250,000.01 - $500,000.00..............      153       48,379,236     30.20
                                             -----     ------------    -------
     Total...............................    1,201     $160,202,572    100.00%
                                             =====     ============    =======




      As of the Cut-Off Date, the average principal balance of the Pool 2 Loans was approximately $133,391.

                           POOL 2 - CURRENT LOAN RATES

                                                                         % OF
                                               NUMBER    AGGREGATE     AGGREGATE
                                                 OF      PRINCIPAL     PRINCIPAL
RANGE OF LOAN RATES                            LOANS      BALANCE       BALANCE
-------------------                            ------    ---------     ---------
  7.001%-.8.000%..........................       23   $  3,524,917         2.20%
  8.001%-.9.000%..........................      180     31,078,638        19.40
  9.001%-10.000%..........................      465     67,978,892        42.43
 10.001%-11.000%..........................      345     40,507,305        25.29
 11.001%-12.000%..........................      133     12,679,475         7.91
 12.001%-13.000%..........................       46      3,603,965         2.25
 13.001%-14.000%..........................        8        724,545         0.45
 14.001%-15.000%..........................        1        104,835         0.07
                                              -----   ------------        ------
   Total..................................    1,201   $160,202,572       100.00%
                                              =====   ============       =======

      As of the Cut-Off Date, the weighted average loan interest rate of the Pool 2 Loans was approximately 9.894% per annum.



                POOL 2 - CURRENT LOAN RATES - FIXED-RATE LOANS

                                                                       % OF
                                                                     AGGREGATE
                                                                     PRINCIPAL
                                             NUMBER   AGGREGATE       BALANCE
                                               OF     PRINCIPAL    OF FIXED-RATE
RANGE OF LOAN RATES                          LOANS     BALANCE         LOANS
-------------------                          ------   ---------    -------------
  7.001%-.8.000%..........................      1   $    92,419         0.81%
  8.001%-.9.000%..........................     15     1,868,300        16.34
  9.001%-10.000%..........................     38     3,851,347        33.67
 10.001%-11.000%..........................     29     3,106,715        27.16
 11.001%-12.000%..........................     17     1,612,428        14.10
 12.001%-13.000%..........................     10       505,304         4.42
 13.001%-14.000%..........................      5       296,023         2.59
 14.001%-15.000%..........................      1       104,835         0.92
                                              ---   -----------      -------
   Total..................................    116   $11,437,371      100.00%
                                              ===   ============     =======

      As of the Cut-Off Date, the weighted average loan interest rate of the fixed-rate Pool 2 Loans was approximately 10.244% per annum.


             POOL 2 - CURRENT LOAN RATES - ADJUSTABLE-RATE LOANS

                                                                      % OF
                                                                    AGGREGATE
                                                                    PRINCIPAL
                                             NUMBER                BALANCE OF
                                              OF      AGGREGATE  ADJUSTABLE-RATE
RANGE OF LOAN RATES                          LOANS    PRINCIPAL       LOANS
-------------------                          -----  ------------ ---------------
  7.001%-.8.000%..........................     22   $  3,432,497       2.31%
  8.001%-.9.000%..........................    165     29,210,338      19.64
  9.001%-10.000%..........................    427     64,127,546      43.11
 10.001%-11.000%..........................    316     37,400,589      25.14
 11.001%-12.000%..........................    116     11,067,048       7.44
 12.001%-13.000%..........................     36      3,098,661       2.08
 13.001%-14.000%..........................      3        428,522       0.29
                                             ----        -------     -------
   Total..................................  1,085   $148,765,201     100.00%
                                            =====   ============     =======

      As of the Cut-Off Date, the weighted average loan interest rate of the adjustable-rate Pool 2 Loans was approximately 9.867% per annum.

        POOL 2 - DISTRIBUTION OF GROSS MARGINS - ADJUSTABLE-RATE LOANS

                                                                   % OF
                                                                 AGGREGATE
                                                                 PRINCIPAL
                                       NUMBER   AGGREGATE        BALANCE OF
                                        OF      PRINCIPAL     ADJUSTABLE-RATE
RANGE OF GROSS MARGINS                 LOANS     BALANCE           LOANS
----------------------                 -----  -------------   ---------------
4.001 - 4.250%........................    2   $      98,958         0.07%
4.501 - 4.750%........................    2         449,234         0.30
4.751 - 5.000%........................    7       1,250,032         0.84
5.001 - 5.250%........................    9       1,402,325         0.94
5.251 - 5.500%........................   80      11,766,065         7.91
5.501 - 5.750%........................   49       9,101,421         6.12
5.751 - 6.000%........................  305      43,694,766        29.37
6.001 - 6.250%........................  268      34,929,157        23.48
6.251 - 6.500%........................   93      13,814,136         9.29
6.501 - 6.750%........................  139      17,366,276        11.67
6.751 - 7.000%........................   26       4,661,893         3.13
7.001 - 7.250%........................   55       5,236,883         3.52
7.251 - 7.500%........................   12       1,103,383         0.74
7.501 - 7.750%........................   23       2,189,280         1.47
7.751 - 8.000%........................    6         685,378         0.46
8.001 - 8.250%........................    5         726,568         0.49
8.251 - 8.500%........................    1          27,922         0.02
8.501 - 8.750%........................    2         228,326         0.15
8.751 - 9.000%........................    1          33,200         0.02
                                      -----   -------------       -------
     Total............................1,085   $ 148,765,201       100.00%
                                      =====   =============       =======


      As of the Cut-Off Date, the weighted average Gross Margin of the adjustable-rate Pool 2 Loans was approximately 6.201% per annum.


        POOL 2 - DISTRIBUTION OF LIFETIME CAPS - ADJUSTABLE-RATE LOANS

                                                                 % OF AGGREGATE
                                                                    PRINCIPAL
                                      NUMBER                        BALANCE OF
                                       OF          AGGREGATE     ADJUSTABLE-RATE
RANGE OF LIFETIME CAPS                LOANS    PRINCIPAL BALANCE      LOANS
----------------------                -----   ------------------ ---------------
13.001% - 14.000%.....................    3      $    490,828         0.33%
14.001% - 15.000%.....................   32         5,322,091         3.58
15.001% - 16.000%.....................  175        30,322,087        20.38
16.001% - 17.000%.....................  421        63,274,638        42.53
17.001% - 18.000%.....................  303        35,119,782        23.61
18.001% - 19.000%.....................  112        10,708,592         7.20
19.001% - 20.000%.....................   37         3,248,467         2.18
20.001% - 21.000%.....................    2           278,716         0.19
                                      -----      ------------       -------
     Total............................1,085      $148,765,201       100.00%
                                      =====      ============       =======

      As of the Cut-Off Date, the weighted average Lifetime Cap on the adjustable-rate Pool 2 Loans was approximately 16.800% per annum.

       POOL 2 - DISTRIBUTION OF LIFETIME FLOORS - ADJUSTABLE-RATE LOANS

                                                                 % OF AGGREGATE
                                                                    PRINCIPAL
                                      NUMBER                        BALANCE OF
                                       OF          AGGREGATE     ADJUSTABLE-RATE
RANGE OF LIFETIME FLOORS              LOANS    PRINCIPAL BALANCE      LOANS
------------------------              ------   ----------------- ---------------
  7.001%-.8.000%......................   23      $  3,780,003         2.54%
  8.001%-.9.000%......................  166        29,037,312        19.52
  9.001%-10.000%......................  429        64,849,509        43.59
 10.001%-11.000%......................  313        36,610,373        24.61
 11.001%-12.000%......................  115        10,960,822         7.37
 12.001%-13.000%......................   36         3,098,661         2.08
 13.001%-14.000%......................    3           428,522         0.29
                                      -----      ------------       -------
   Total..............................1,085      $148,765,201       100.00%
                                      =====      ============       =======

      As of the Cut-Off Date, the weighted average Lifetime Floor of the adjustable-rate Pool 2 Loans was approximately 9.856% per annum.

          POOL 2 - MONTH OF NEXT CHANGE DATE - ADJUSTABLE-RATE LOANS

                                                                 % OF AGGREGATE
                                                                    PRINCIPAL
                                      NUMBER                        BALANCE OF
                                       OF          AGGREGATE     ADJUSTABLE-RATE
MONTH OF NEXT CHANGE DATE             LOANS    PRINCIPAL BALANCE      LOANS
-------------------------             ------   ----------------- ---------------
December, 1999........................    2      $    209,380           0.14%
January, 2000.........................    6           876,908           0.59
February, 2000........................    3           329,173           0.22
April, 2000...........................    3           548,800           0.37
May, 2000.............................    5           853,739           0.57
June, 2000............................    3           615,125           0.41
July, 2000............................    2           417,673           0.28
August, 2000..........................    3           518,795           0.35
September, 2000.......................    6         1,392,303           0.94
October, 2000.........................   23         3,234,505           2.17
November, 2000........................   32         5,522,089           3.71
December, 2000........................   10           936,485           0.63
January, 2001.........................    5           514,290           0.35
February, 2001........................   21         2,632,928           1.77
March, 2001...........................   20         2,713,136           1.82
April, 2001...........................   12         1,694,259           1.14
May, 2001.............................   11         1,681,286           1.13
June, 2001............................   29         4,183,029           2.81
July, 2001............................  135        20,269,607          13.63
August, 2001..........................  123        17,257,255          11.60
September, 2001.......................   23         2,574,207           1.73
October, 2001.........................   31         4,290,444           2.88
November, 2001........................   71         9,054,110           6.09
December, 2001........................   32         3,609,263           2.43
January, 2002.........................    4           449,235           0.30
February, 2002........................    2           329,328           0.22
March, 2002...........................    5         1,326,505           0.89
April, 2002...........................    6           776,562           0.52
May, 2002.............................   18         2,632,742           1.77
June, 2002............................   12         1,409,322           0.95
July, 2002............................   86        13,008,083           8.74
August, 2002..........................   79        10,681,857           7.18
September, 2002.......................   21         4,427,623           2.98
October, 2002.........................   38         4,906,497           3.30
November, 2002........................   61         6,713,528           4.51
December, 2002........................   39         4,462,860           3.00
May, 2003.............................    1            79,892           0.05
June, 2004............................    5           335,902           0.23
July, 2004............................   29         3,665,455           2.46
August, 2004..........................   37         3,866,647           2.60
September, 2004.......................    9         1,363,277           0.92
October, 2004.........................    4           532,131           0.36
November, 2004........................   15         1,659,217           1.12
December, 2004........................    3           209,750           0.14
                                      -----      ------------         -------
   Total..............................1,085      $148,765,201         100.00%
                                      =====      ============         =======

      As of the Cut-Off Date, the weighted average month of next interest rate change date of the adjustable-rate Pool 2 Loans was approximately January 1, 2002.

                          POOL 2 - LOAN-TO-VALUE RATIOS

                                                                         % OF
                                               NUMBER    AGGREGATE     AGGREGATE
                                                OF       PRINCIPAL     PRINCIPAL
RANGE OF LOAN-TO-VALUE RATIO                   LOANS      BALANCE       BALANCE
----------------------------                   ------    ---------     ---------
20.001%-25.000%...........................        2   $     56,936        0.04%
25.001%-30.000%...........................        7        283,141        0.18
30.001%-35.000%...........................        3        166,636        0.10
35.001%-40.000%...........................        5        227,231        0.14
40.001%-45.000%...........................       12        731,687        0.46
45.001%-50.000%...........................       12        824,091        0.51
50.001%-55.000%...........................       18      2,554,225        1.59
55.001%-60.000%...........................       43      5,174,779        3.23
60.001%-65.000%...........................       47      5,422,822        3.38
65.001%-70.000%...........................       96     10,602,334        6.62
70.001%-75.000%...........................      190     24,760,893       15.46
75.001%-80.000%...........................      394     54,316,679       33.90
80.001%-85.000%...........................      182     25,790,308       16.10
85.001%-90.000%...........................      190     29,290,810       18.28
                                              -----   ------------      -------
   Total..................................    1,201   $160,202,572      100.00%
                                              =====   ============      =======

      As of the Cut-Off Date, the weighted average Loan-to-Value Ratio of the Pool 2 Loans was approximately 78.69%.

                            POOL 2 - OCCUPANCY STATUS

                                                                        % OF
                                              NUMBER    AGGREGATE     AGGREGATE
                                               OF       PRINCIPAL     PRINCIPAL
OCCUPANCY                                     LOANS      BALANCE       BALANCE
---------                                     ------    ---------     ---------
Owner Occupied............................    1,092   $149,871,482      93.55%
Non-Owner Occupied........................      109     10,331,090       6.45
                                              -----   ------------     -------
   Total..................................    1,201   $160,202,572     100.00%
                                              =====   ============     =======

                        POOL 2 - MORTGAGED PROPERTY TYPES

                                                                        % OF
                                              NUMBER    AGGREGATE     AGGREGATE
                                              OF        PRINCIPAL     PRINCIPAL
PROPERTY TYPE                                 LOANS      BALANCE       BALANCE
-------------                                 -----     ---------     ---------
Single Family.............................    1,059   $143,257,699      89.42%
Two Family................................       62      6,991,293       4.36
Condominium...............................       48      5,924,215       3.70
Three Family..............................       13      2,123,245       1.33
Manufactured Housing......................       14      1,206,889       0.75
Four Family...............................        5        699,232       0.44
                                              -----   ------------     -------
   Total..................................    1,201   $160,202,572     100.00%
                                              =====   ============     =======

                        POOL 2 - MONTHS SINCE ORIGINATION

                                                                        % OF
                                              NUMBER    AGGREGATE     AGGREGATE
                                               OF       PRINCIPAL     PRINCIPAL
RANGE OF LOAN AGE (IN MONTHS)                 LOANS      BALANCE       BALANCE
-----------------------------                 ------    ---------     ---------
0.........................................       80   $  9,048,272       5.65%
1.........................................      163     18,530,229      11.57
2.........................................       77      8,910,028       5.56
3.........................................       60      9,094,302       5.68
4.........................................      273     35,441,773      22.12
5.........................................      283     41,161,553      25.69
6.........................................       56      6,888,244       4.30
7.........................................       29      4,112,819       2.57
8 or more.................................      180     27,015,351      16.86
                                              -----   ------------     -------
   Total..................................    1,201   $160,202,572     100.00%
                                              =====   ============     =======

      As of the Cut-Off Date, the weighted average number of months since origination of the Pool 2 Loans was approximately 5 months.

                      POOL 2 - REMAINING TERMS TO MATURITY

                                                                        % OF
                                              NUMBER    AGGREGATE     AGGREGATE
RANGE OF REMAINING TERMS TO MATURITY           OF       PRINCIPAL     PRINCIPAL
(IN MONTHS)                                   LOANS      BALANCE       BALANCE
------------------------------------          ------    ---------     ---------
Up to 352.................................      186   $ 27,658,022      17.26%
353.......................................       29      4,112,819       2.57
354.......................................       56      6,888,244       4.30
355.......................................      283     41,161,553      25.69
356.......................................      270     35,009,209      21.85
357.......................................       61      9,148,261       5.71
358.......................................       78      9,412,904       5.88
359.......................................      158     17,763,289      11.09
360.......................................       80      9,048,272       5.65
                                              -----   ------------     -------
   Total..................................    1,201   $160,202,572     100.00%
                                              =====   ============     =======

      As of the Cut-Off Date, the weighted average remaining term to maturity of the Pool 2 Loans was approximately 354 months.

                 POOL 2 - TRANSFEROR ASSIGNED RISK CATEGORIES

                                                                        % OF
                                              NUMBER    AGGREGATE     AGGREGATE
                                               OF       PRINCIPAL     PRINCIPAL
TRANSFEROR ASSIGNED RISK CATEGORIES           LOANS      BALANCE       BALANCE
-----------------------------------           ------    ---------     ---------
Loan Class A..............................      175   $ 25,591,515      15.97%
Loan Class A-.............................      441     64,802,133      40.45
Loan Class B..............................      328     41,287,133      25.77
Loan Class C..............................      204     23,307,800      14.55
Loan Class C-.............................       28      2,922,839       1.82
Loan Class D..............................       25      2,291,153       1.43
                                              -----   ------------     -------
Total.....................................    1,201   $160,202,572     100.00%
                                              =====   ============     =======